SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                 __________________________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) January 31, 2001


                          FirstFed Financial Corp.
           (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)   (IRS Employer
                                                    Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 319-6000




Total number of pages is 10
Index to Exhibit is on Page 3.

ITEM 5.  OTHER EVENTS

     On Janaury 25, 2001, the Registrant issued a press release. A copy of this press release is attached and incorporated herein as exhibit 99.

ITEM 7.  FINANCIAL STAEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits

          99.   Press release dated January 25, 2001

          99.1  Monthly Financial Data as of December 31, 2000 (Unconsolidated)

          99.2 Loan Portfolio Segment Report of First Federal Bank of California as of December 31, 2000

ITEM 9.  REGULATION FD DISCLOSURE.

      The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data, as of December 31, 2000 attached as Exhibit
99.1 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Report as of December 31, 2000, attached as Exhibit 99.2, which is being furnished in accordance with Rule 101(e)(1)under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: January 31, 2001              By:
                                          Douglas J. Goddard
                                          Chief Financial Officer

                             INDEX TO EXHIBITS

Item                                                              Page

99.   Press release dated January 25, 2001                           4
99.1  Monthly Financial Information as of December 31, 2000          9
99.2  Loan Portfolio Segment Report of First Federal Bank of
      California as of December 31, 2000                            10

          FIRSTFED REPORTS RESULTS FOR THE FOURTH QUARTER OF 2000

      Santa Monica, California, January 25, 2001 --FirstFed Financial Corp. (NYSE-FED), parent company of First Federal Bank of California, today announced net earnings of $10.8 million or 62 cents per share of common stock for the fourth quarter of 2000. This compares with earnings of $8.7 million or 47 cents per share for the fourth quarter of 1999, before an extraordinary item relating to the early extinquishment of debt. Quarterly net earnings increased due to higher net interest income, which resulted from growth in average interest-earning assets. All per share earnings are presented on a diluted basis.

      Net earnings for the year 2000 were $38.5 million or $2.20 per share, compared to earnings of $35.4 million or $1.83 per share for 1999, before the extraordinary item. Net earnings after the extraordinary item were $33.3 million or $1.71 per share for 1999. The increase in year-to-date net earnings is also attributable to higher net interest income.

      Loan originations were $1.1 billion for the year 2000. This compares with $944.1 million for the same period of last year. Loan purchases totaling $125.2 million and $122.1 million were included in loan originations during 2000 and 1999, respectively. Loan originations for the fourth quarter of 2000 were $226.1 million compared to $198.9 million for the same quarter of the prior year.

      Average interest-earning assets increased to $4.1 billion and $4.0 billion for the fourth quarter and year ended December 31, 2000 from average balances of $3.7 billion and $3.5 billion for the fourth quarter and year ended December 31, 1999. This asset growth resulted in 19% and 9% increases in net interest income during the fourth quarter and year ended December 31, 2000, respectively, compared to the same periods of the prior year.

      Income from real estate operations decreased during the fourth quarter and year ended December 31, 2000 due to decreased levels of foreclosed real estate during both periods compared to the same periods of the prior year. The Bank's level of foreclosures and delinquencies has continued to improve due to sustained strength in the Southern California economy and real estate market. Non-performing assets were 0.19% of total assets as of December 31, 2000 compared to 0.40% of total assets as of December 31, 1999 and 0.84% of total assets as of December 31, 1998.

      The Company recorded net loan charge-offs of $555 thousand during the fourth quarter of 2000 and net loan loss recoveries of $50 thousand during the year 2000. In comparison, net loan charge-offs of $1.5 million and $2.4 million were recorded during the fourth quarter and year ended December 31, 1999. The Company's general valuation allowance was $71.2 million or 1.81% of loans and real estate owned as of December 31, 2000, compared to $70.3 million or 2.15% as of December 31, 1999 and $68.1 million or 2.26% at December 31, 1998.

      The Company repurchased 821,500 shares of its common stock at an average price of $12.39 per share during the year 2000. No shares were repurchased during the fourth quarter of 2000. As of December 31, 2000, 889,016 shares remain eligible for repurchase under the Company's authorized repurchase program.

      At December 31, 2000, First Federal Bank of California met the capital requirements necessary to be deemed "well-capitalized" for regulatory capital purposes. The Bank has 25 full-service retail banking offices and 3 retail loan offices.

                        KEY FINANCIAL RESULTS FOLLOW


                          FIRSTFED FINANCIAL CORP.
                               AND SUBSIDIARY
               CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                  (Dollars in thousands, except per share data)
                                (Unaudited)



                                                                December 31,        December 31,
                                                                   2000                 1999

ASSETS
Cash and cash equivalents                                     $   77,677           $  101,807
Investment securities, available-for-sale (at  fair value)       136,537              151,195
Mortgage-backed securities, available-for-sale
  (at fair value)                                                374,405              428,641
Loans receivable, held-for-sale (fair value of
  $2,246 and $2,324)                                               2,246                2,303
Loans receivable, net                                          3,627,038            3,058,244
Accrued interest and dividends receivable                         28,488               21,825
Real estate                                                        2,189                2,236
Office properties and equipment, net                              10,651               11,745
Investment in Federal Home Loan Bank
 (FHLB) stock, at cost                                            80,885               71,722
Other assets                                                      25,126               22,333
                                                              $4,365,242           $3,872,051



LIABILITIES

Deposits                                                      $2,165,047           $2,061,357
FHLB advances and other borrowings                             1,579,000            1,169,000
Securities sold under agreements to repurchase                   294,110              363,635
Accrued expenses and other liabilities                            59,643               46,926
                                                               4,097,800            3,640,918

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, par value $.01 per share;
 authorized 100,000,000 shares; issued 23,299,707
 and 23,269,051 shares, outstanding
 17,232,217 and 18,023,061 shares                                    233                  233
Additional paid-in capital                                        32,540               31,561
Retained earnings - substantially restricted                     313,411              274,946
Unreleased shares to employee stock ownership plan                  (841)              (1,759)
Treasury stock, at cost,
 6,067,490 and 5,245,990  shares                                 (75,743)             (65,568)
Accumulated other comprehensive loss,
 net of taxes                                                     (2,158)              (8,280)
                                                                 267,442              231,133
                                                              $4,365,242           $3,872,051



                  FIRSTFED FINANCIAL CORP. AND SUBSIDIARY
         CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE EARNINGS
               (Dollars in thousands, except per share data)
                                (Unaudited)

                                                Three  Months  Ended              Year Ended
                                                     December 31,                 December 31,
                                                  2000          1999            2000         1999

Interest income:
  Interest on loans                            $ 75,140      $ 56,206        $274,720     $216,634
  Interest on mortgage-backed securities          6,146         7,605          24,448       28,700
  Interest and dividends on investments           3,497         4,085          15,152       14,667
     Total interest income                       84,783        67,896         314,320      260,001
Interest expense:
  Interest on deposits                           26,704        22,126         100,174       87,199
  Interest on borrowings                         29,101        21,479         106,331       73,832
     Total interest expense                      55,805        43,605         206,505      161,031

Net interest income                              28,978        24,291         107,815       98,970
Provision for loan losses                             -             -               -            -
Net interest income
  after provision for losses                     28,978        24,291         107,815       98,970

Other income:
  Loan servicing and other fees                     386           852           2,804        4,204
  Gain on sale of  loans                             42            23              64        1,221
  Real estate operations, net                        98           704             594        3,217
   Other operating income                         1,128         1,006           4,285        4,046
     Total other income                           1,654         2,585           7,747       12,688

Non-interest expense:
  Compensation                                     6,230        6,373          26,444       26,664
  Occupancy                                        2,032        2,092           8,031        7,859
  Goodwill amortization                            1,141           90           1,965          452
  Other expenses                                   1,771        2,913          11,825       14,184
                                                  11,174       11,468          48,265       49,159

Earnings before income taxes and
  extraordinary item                              19,458       15,408          67,297       62,499
Income tax provision                               8,676        6,688          28,832       27,052
Earnings before extraordinary item                10,782        8,720          38,465       35,447

Extraordinary item
    Loss on early extinguishment of debt,
     net of taxes                                      -       (1,844)              -       (2,195)

Net earnings                                   $  10,782     $  6,876        $ 38,465     $ 33,252

Other comprehensive earnings (loss),
 net of taxes                                      5,626          367           6,122       (7,577)
Comprehensive earnings                         $  16,408     $  7,243        $ 44,587     $ 25,675

Basic EPS:
  EPS before extraordinary item                $    0.63     $   0.48        $   2.23     $   1.84
  Extraordinary item                                   -        (0.10)              -        (0.11)
  EPS after extraordinary item                 $    0.63     $   0.38        $   2.23     $   1.73

Diluted EPS:
  EPS before extraordinary item                $    0.62     $   0.47        $   2.20     $   1.83
  Extraordinary item                                   -        (0.10)              -        (0.12)
  EPS after extraordinary item                 $    0.62     $    .37        $   2.20     $   1.71


               KEY FINANCIAL RESULTS ARE HIGHLIGHTED BELOW

                                                   Quarter Ended December 31,
                                                  2000                   1999
                                   (Dollars in thousands, except per share data)


    End of period:
        Total assets                         $4,365,242             $3,872,051
        Cash and securities                  $  214,214             $  253,002
        Mortgage-backed securities           $  374,405             $  428,641
        Loans                                $3,629,284             $3,060,547
        Goodwill                             $    9,304             $      848
        Deposits                             $2,165,047             $2,061,357
    Borrowings                               $1,873,110             $1,532,635
        Stockholders' equity                 $  267,442             $  231,133
        Book value per share                 $    15.52             $    12.82
        Tangible book value per share        $    14.98             $    12.78
        Stock price (period-end)             $    32.31             $    14.06
        Total loan servicing portfolio       $4,390,168             $3,949,620
        Loans serviced for others            $  322,315             $  377,661
        % of Adjustable mortgages                 92.07%                 92.00%

    Other data:
        Employees (full-time equivalent)            451                    459
        Branches                                     25                     24
        Loan Offices                                  3                      4


                                                         December 31,
                                                  2000                   1999
                                   (Dollars in thousands, except per share data)
Asset quality:
     Real estate (foreclosed)               $     2,157            $     2,202
     Non-accrual loans                      $     6,142            $    13,221
     Non-performing assets                  $     8,299            $    15,423
     Non-performing assets to total assets         0.19%                  0.40%
     General valuation allowance (GVA)      $    71,159            $    70,304
     GVA to assets with loss exposure *            1.81%                  2.15%
     Loans sold with recourse               $   146,537            $   178,723
     GVA for loans sold with recourse       $    12,824            $    12,824
     GVA to loans sold with recourse               8.75%                  7.18%
     Modified loans (not impaired)          $       809            $       839
     Impaired loans, net                    $     8,770            $    11,433
     Allowance for impaired loans           $     1,792            $     2,596

Capital ratios:
     Tangible capital ratio                       5.84%                   6.02%
     Core capital ratio                           5.84%                   6.02%
     Risk-based capital ratio                    11.39%                  11.92%
     Net worth to assets ratio                    6.13%                   5.97%

*  Primarily the Bank's loans receivable.



                                             Three Months Ended                Year Ended
                                                December 31,                  December 31,
                                              2000          1999            2000          1999

Weighted average shares outstanding
     Basic                               17,145,705    18,298,752      17,251,618    19,234,869
     Diluted                             17,525,944    18,448,306      17,456,895    19,403,052

Loan originations and purchases           $ 226,126     $ 198,885      $1,081,010   $   944,133

Selected ratios: **
   Expense ratios:
       Efficiency ratio                       36.53%        43.86%          41.79%        45.85%
       Expense-to-average- assets ratio        1.04          1.20            1.17          1.30
   Return on average assets                    1.00          0.91            0.93          0.94
   Return on average equity                   16.69         15.18           15.85         14.91


Yields earned and rates paid:
   Average yield on loans and
      mortgage-backed securities               8.19%        7.36%            7.85%         7.37%
   Average yield on investment portfolio***    5.87         5.62             6.11          5.41
   Average yield on all interest-
      earning assets***                        8.09         7.25             7.77          7.26
   Average rate paid on deposits               4.90         4.31             4.70          4.22
   Average rate paid on borrowings             6.50         5.72             6.29          5.59
   Average rate paid on all interest-
       bearing liabilities                     5.62         4.91             5.40          4.76
   Interest rate spread                        2.47         2.34             2.37          2.50
   Effective net spread                        2.68         2.54             2.57          2.69



                                                      Three Months Ended           Twelve Months Ended
                                                          December 31,                 December 31,
                                                       2000           1999           2000           1999

 Average balances:
         Average loans
              and mortgage-backed securities      $3,950,534     $3,465,967     $3,793,351     $3,328,723
         Average investments  ****                   173,829        224,304        176,476        204,741
         Average interest-earning assets  ****     4,124,363      3,690,271      3,969,827      3,533,464
         Average deposits                          2,168,379      2,037,847      2,132,927      2,065,712
         Average borrowings                        1,796,797      1,500,332      1,688,738      1,323,362
         Average interest-bearing liabilities      3,965,176      3,538,179      3,821,665      3,389,074
         Excess of interest-earning assets over
              interest-bearing liabilities        $  159,187     $  152,092     $  148,162     $  144,390






**    Ratios are based on earnings before extraordinary items.
***   Excludes FHLB stock dividends and other miscellaneous items.
****  Excludes FHLB stock.

                         MONTHLY REPORT OF OPERATIONS
                Unaudited, Unconsolidated Financial Highlights


                                As of, for the Month     As of,for the 12 Months
                                 Ended December 31,        Ended December 31,
                                ----------------------    ----------------------
                                  2000       1999             2000       1999
                                            (Dollars in thousands)

AVERAGE INVESTMENTS             $193,542    $260,199       $176,476    $204,741


LOANS

Total Loans and Mortgage-
  Backed Securities           $4,003,689  $3,489,188     $4,003,689  $3,489,188
Loans Originated/Purchased      $110,644     $64,755     $1,081,010    $944,133
Loans Sold                        $1,094      $1,850         $9,526    $132,952

Average Rate on Loans
  Originated/Purchased              8.21%       7.52%          7.73%       7.13%
Percentage of Portfolio in
  Adjustable Rate Loans            92.07%      92.00%         92.07%      92.00%
Non-performing Assets
  to Total Assets                   0.19%       0.40%          0.19%       0.40%


BORROWINGS

Federal Home Loan Bank
  Advances                    $1,579,000  $1,169,000     $1,579,000  $1,169,000
Reverse  Repurchase
  Agreements                    $294,110    $363,635       $294,110    $363,635


DEPOSITS

Retail Deposits               $1,713,842  $1,529,260     $1,713,842  $1,529,260
Wholesale Deposits              $454,909    $535,821       $454,909    $535,821
                              ----------  ----------     ---------- ----------
                              $2,168,751  $2,065,081     $2,168,751  $2,065,081

Net Increase (Decrease)         $(14,162)    $23,910       $103,670    $(83,802)


AVERAGE INTEREST RATES

Yield on Loans                      8.18%       7.46%          7.85%       7.37%
Yield on Investments                5.34%       5.47%          6.11%       5.41%
Yield on Earning Assets             7.99%       7.32%          7.77%       7.26%
Cost of Deposits                    4.90%       4.38%          4.70%       4.21%
Cost of Borrowings                  6.47%       5.67%          6.29%       5.35%
Cost of Money                       5.62%       4.93%          5.40%       4.64%
Earnings Spread                     2.37%       2.39%          2.37%       2.62%
Effective Net Spread                2.58%       2.64%          2.57%       2.85%

                 First Federal Bank of California, fsb
                     Loan Portfolio Stratification
                            as of 12/31/2000
                            (000's omitted)

             Total Real Estate Loan Portfolio


                                    Bank Owned      Percent of
             Property Type            Balance         Total

             Single                  $2,158,547         59%
             Family
             Multifamily             $1,311,820         36%
             Commercial & Ind          $217,812          5%
                Total Real Estate    $3,688,179        100%
             Loans

             Single
             Family

             Without Prepayment      $1,953,860         91%
             Penalty
             With Prepayment           $204,687          9%
             Penalty
                Total Single         $2,158,547        100%
             Family Loans


                                    Bank Owned
                       Age            Balance

                       0 to 10 Yrs   $1,748,517         89%
                       >10 Yrs         $205,343         11%
                       Total         $1,953,860        100%


                           Loans 0 to Ten Years
  Current          Balances by Current Principal Balance
  Interest
 Rate Range

                 <$252     $252-$275  $275-$500 $500-$1,000   >$1,000      Total

<7%              $6,815    $1,061    $10,944     $22,547     $27,922     $69,289
7 - 7.25%         1,849         0      4,812      12,906      28,255      47,822
7.25%-7.50%       3,052     1,320      6,190      16,819      18,991      46,372
7.50%-7.75%       7,597       523      6,535       6,197      14,880      35,732
7.75%-8.00%      86,283    12,581     83,850      43,549      12,861     239,124
8.00%-8.25%     143,783    16,660    121,748     111,202      88,707     482,100
8.25%-8.50%     139,804    16,386     89,309      95,943      96,099     437,541
8.50%-8.75%      59,988     8,462     58,678      31,603      45,670     204,401
8.75%-9.00%      29,785     3,955     36,492      11,214       7,139      88,585
9.00%-10%        67,852     3,162     18,516       4,666       1,308      95,504
>10%              2,047         0          0           0           0       2,047
       Total   $548,855   $64,110   $437,074    $356,646    $341,832  $1,748,517